                                                                   Exhibit 99.1



                              LETTER OF TRANSMITTAL

                                 AEARO COMPANY I

                 Offer To Exchange 8 1/4% Senior Notes Due 2012
           Which Have Been Registered Under The Securities Act of 1933
                           For Any And All Outstanding
                          8 1/4% Senior Notes Due 2012

                  Pursuant to the Prospectus dated       , 2004

--------------------------------------------------------------------------------
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON       , 2004, UNLESS EXTENDED BY AEARO COMPANY I (SUCH DATE, AS
 MAY BE EXTENDED BY AEARO COMPANY I, IS REFERRED TO HEREIN AS THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION


      By Overnight Delivery or Registered
               or Certified Mail:                                                  By Hand Delivery:
J.P. Morgan Trust Company, National Association                   J.P. Morgan Trust Company, National Association
          Institutional Trust Services                                      Institutional Trust Services
               2001 Bryan Street                                                 2001 Bryan Street
                   9th Floor                                                         9th Floor
                Dallas, TX 75201                                                  Dallas, TX 75201
             Attention: Frank Ivins                                            Attention: Frank Ivins


                          Facsimile Transmission Number
                          (Eligible Institutions Only):
                                 (214) 468-6494
                            (Attention: Frank Ivins)

                   Confirm Receipt of Facsimile by Telephone:
                                 (214) 468-6464


      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received and reviewed the
prospectus dated       , 2004 (the "Prospectus"), of Aearo Company I, a Delaware
corporation (the "Company" or the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $175 million of the Company's 8 1/4% Senior Notes due 2012 which have been registered under the Securities Act of 1933, as amended (individually an "Exchange Note" and collectively, the "Exchange Notes"), for a like principal amount of the Company's issued and outstanding 8 1/4% Senior Notes due 2012 (individually an "Old Note" and collectively, the "Old Notes") from the registered holders thereof. Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by J.P. Morgan Trust Company, National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

      Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                      DELIVERY OF DOCUMENTS TO DTC DOES NOT
                    CONSTITUTE DELIVERY TO THE EXCHANGE AGENT

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      List below the Old Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
   Name(s)  and Address of Registered Holder(s)        Certificate     Aggregate Principal  Principal Amount
         (Please fill in if blank)                      Number(s)*     Amount Represented      Tendered**
--------------------------------------------------------------------------------------------------------------
                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------

                                                   -----------------------------------------------------------
                                                         Total
--------------------------------------------------------------------------------------------------------------

* Need not be completed if Old Notes are being tendered by book-entry transfer. ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in Column 2. See Instruction 4. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.


    (Boxes On The Following Page To Be Checked By Eligible Institutions Only.
                              See Instruction 1.)

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________

     Account Number __________________ Transaction Code Number ________________


      By crediting the Old Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holders(s)  ________________________________________

     Window Ticket Number (if any)  ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery _______________________

     Name of Institution Which Guaranteed Delivery  ___________________________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number __________________ Transaction Code Number ________________

     Name of Tendering Institution ____________________________________________

|_|  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:  ___________________________________________________________________

     Address:  ________________________________________________________________

      If the undersigned is not a broker-dealer, the undersigned represents that neither it nor the person receiving the Exchange Notes, is engaged in, or intends to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

Ladies and Gentlemen:

      The undersigned hereby tenders to Aearo Company I (the "Company") the above described principal amount of the Company's 8 1/4% Senior Notes due 2012, of which $175.0 million principal amount were originally issued April 7, 2004 (the "Old Notes"), in exchange for a like principal amount of the Company's 8 1/4% Senior Notes due 2012 (the "Exchange Notes"), which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in the prospectus dated , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

      Subject to and effective upon the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture dated April 7, 2004 (the "Indenture") for the Old Notes and the Exchange Notes) with respect to the Old Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Old Notes; (ii) present Certificates for such Old Notes for transfer, and to transfer such Old Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

      The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

      Unless the box under the heading "Special Registration Instructions" is checked, by tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and warrants that:

            (i) neither the undersigned nor any beneficial owner of the Old Notes (the "Beneficial Owner") is an "affiliate," as such term is defined under Rule 405 under the Securities Act, of the Company, or if the undersigned or Beneficial Owner is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, if applicable. Upon request by the Company, the undersigned or Beneficial Owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

            (ii) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any Beneficial Owner;

            (iii) neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such Exchange Notes;

            (iv) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

            (v) if the undersigned or any Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

            (vi) if the undersigned or any Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

            (vii) the undersigned and each Beneficial Owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters; and

            (viii) the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC and the prospectus for the exchange offer may not be used in connection with any such resale.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were acquired directly from the Issuer and not as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer and the broker-dealer may not use the prospectus for the exchange offer in connection with resales of the notes. Furthermore, such broker-dealer may not rely on certain SEC no-action letters and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the notes.

      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.


                SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
                (See Instructions 2, 5 and 6)                                         (See Instructions 2 and 6)

         To be completed ONLY if the Exchange Notes or any                    To be completed ONLY if certificates for Old Notes
Old Notes that are not tendered are to be issued in the name         not exchanged and/or Exchange Notes are to be sent to
of someone other than the registered holder(s) of the Old            someone other than the person or persons whose signature(s)
Notes whose name(s) appear(s) above.                                 appear(s) on this letter below or to such person or persons at an address other than shown in the box entitled
|_|   Old Notes not tendered, to:                                    "Description of Old Notes Tendered" on this letter above.

|_|   Exchange Notes, to:
                                                                     Mail Exchange Notes and/or Old Notes to:
Name(s) ___________________________________________________
                  (Please Type or Print)
                                                                     Name(s) ___________________________________________________
___________________________________________________________                               (Please Type or Print)
                  (Please Type or Print)
                                                                     ___________________________________________________________
Address ___________________________________________________                               (Please Type or Print)

___________________________________________________________          Address  __________________________________________________


Telephone _________________________________________________          ___________________________________________________________
                                                                                                                       Zip Code

___________________________________________________________
      (Tax Identification or Social Security Number)

Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

___________________________________________________________
       (Book-Entry Transfer Facility Account Number,
                     if applicable)
___________________________________________________________



                                    SIGNATURE

      Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with restrictions on transfer applicable to the Old Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5.

         x _____________________________________________________________


         x _____________________________________________________________
           Signature(s) of Registered Holder(s) or Authorized Signature

         Dated:_________________________________________________________


         Name(s):_______________________________________________________
                               (Please Type or Print)

         Address:_______________________________________________________
                               (Including Zip Code)

         Area Code and Telephone Number:________________________________



                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 2 and 5)

Signature(s) Guaranteed by
an Eligible Institution:_______________________________________________________
                                        (Authorized Signature)

Name of Eligible Institution
Guaranteeing Signature:________________________________________________________

Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________

Telephone Number:______________________________________________________________

Dated:___________________________________________________________________, 2004

                                  INSTRUCTIONS

        (Forming part of the terms and conditions of the Exchange Offer)

      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at DTC. Old Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

      Holders who wish to tender their Old Notes and: (i) whose Certificates for such Old Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

      THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

      The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

      2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

      4. Partial Tenders and Withdrawal Rights. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Description of Old Notes Tendered--Principal Amount Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate(s), if different from that of the person who tendered such Old Notes. If Certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

      5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      6. Special Registration and Delivery Instructions. If Exchange Notes or Certificates for Old Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

      7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any defect or irregularity in any tender of Old Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.



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

      8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      9. Mutilated, Lost, Destroyed or Stolen Certificates. If any Certificate representing Old Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

      10. Security Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.







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